                                                                Exhibit 99(a)(2)

                  STOCKHOLDERS WISHING TO TENDER THEIR SHARES
                     SHOULD USE THIS LETTER OF TRANSMITTAL

                             LETTER OF TRANSMITTAL
                      To Tender Shares of Common Stock of

                         APPLIED DIGITAL ACCESS, INC.
         Pursuant to the Offer to Purchase Dated September 14, 1999 by

                       DYNATECH ACQUISITION CORPORATION
                    an indirect wholly-owned subsidiary of

                             DYNATECH CORPORATION


   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, OCTOBER 12, 1999, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

         By Mail                   By Hand                  By Overnight



Reorganization Department Reorganization Department  Reorganization Department
       PO Box 3301               120 Broadway            85 Challenger Road
   South Hackensack, NJ           13th Floor              Mail Stop--Reorg
          07606               New York, NY 10271     Ridgefield Park, NJ 07660

                           By Facsimile Transmission
                       (for eligible institutions only):
                                (201) 296-4293

                     Confirm facsimile by telephone only:
                                (201) 296-4860

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  SIGNATURES MUST BE PROVIDED ON PAGES 6 AND 10. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                        DESCRIPTION OF SHARES TENDERED

   Name(s) and
  Address(es) of
    Registered
Holder(s) (Please
     fill in,
if blank, exactly
    as name(s)
appear(s) on Share     Share Certificate(s) and Share(s) Tendered
 Certificate(s))         (Attach additional list, if necessary)
--------------------------------------------------------------------
                       Share      Total Number of
                    Certificate  Shares Represented Number of Shares
                     Number(s)*  by Certificate(s)*    Tendered**
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                    Total Shares

-------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.

  This BLUE Letter of Transmittal is to be completed by holders of Shares (as defined below) either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if a tender of Shares is to be made by book-entry transfer into the account of ChaseMellon Shareholder Services, L.L.C. as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to Dynatech Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly-owned subsidiary of Dynatech Corporation, a Delaware corporation, the above-described shares of common stock, par value $0.001 per Share (all of the shares of common stock being hereinafter collectively referred to as the "Shares"), of Applied Digital Access, Inc., a Delaware corporation (the "Company"), at a purchase price of $5.37 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 14, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including additional Shares) and rights declared, paid or issued with respect to the tendered Shares on or after September 7, 1999, and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser (or nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned irrevocably appoints Purchaser or any other designees of Purchaser, and each of them, as such stockholder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser and with respect to any and all other shares or other securities issued or issuable in respect of such Shares on or after September 7, 1999. Such appointment will be effective upon the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The proxies (or other designees of Purchaser) will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares Purchaser must be able to exercise full voting rights with respect to such Shares.

  The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantee or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

  Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and, unless theretofore accepted for payment by Purchaser pursuant to the Offer, may also be withdrawn at any time after November 13, 1999. See Section 3 of the Offer to Purchase.

  The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN
   HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

  Number of shares represented by the lost or destroyed certificates:

  Please fill in the remainder of this Letter of Transmittal.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6 and 7)           (See Instructions 1, 5, 6 and 7)
--------------------------------------   --------------------------------------


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Shares not tendered           cate(s) for Shares not tendered
 or not accepted for payment               or not accepted for payment
 and/or the check for the purchase         and/or the check for the purchase
 price of Shares accepted for pay-         price of Shares accepted for pay-
 ment are to be issued in the name         ment are to be sent to someone
 of someone other than the under-          other than the undersigned or to
 signed or if Shares tendered by           the undersigned at an address
 book-entry transfer which are not         other than that shown above.
 accepted for payment are to be
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than the
 account shown above.


 Issue [_] Check [_] Certificates          Mail [_] Check [_] Certificates
 to:                                       to:

 Name: ____________________________        Name: ____________________________
           (Please Print)                            (Please Print)
 Address: _________________________        Address __________________________
 __________________________________        __________________________________
 __________________________________        __________________________________
         (Include Zip Code)                        (Include Zip Code)

    (Taxpayer Identification or               (Taxpayer Identification or
        Social Security No.)                      Social Security No.)
  (See Substitute Form W-9 on Back          (See Substitute Form W-9 on Back
               Cover)                                    Cover)

 __________________________________        __________________________________

 Credit Shares tendered by book-
 entry transfer that are not ac-
 cepted for payment to:
 __________________________________
          (Account Number)

                                   IMPORTANT:
                             STOCKHOLDERS SIGN HERE
                      (Also complete Substitute Form W-9)

 x _________________________________________________________________
                                                          (left arrow) Sign
 x _________________________________________________________________
                                                         (left arrow) Here
                           Signature(s) of Holder(s)

 Date ______________________________________________________________________

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) ___________________________________________________________________

 ---------------------------------------------------------------------------
                                 (Please Print)

 Capacity (Full Title): ____________________________________________________

 Address: __________________________________________________________________

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                               (Include Zip Code)

 Daytime Telephone Number: (     ) _________________________________________
                        (Area Code)

 Tax Identification or Social Security No.: ________________________________
                              (See Substitute Form W-9 on Reverse Side)

                           GUARANTEE OF SIGNATURE(S))
                    (If Required--See Instructions 1 and 5)

 (Authorized Signature): ___________________________________________________

 Name: _____________________________________________________________________

 Name of Firm: _____________________________________________________________

 Address: __________________________________________________________________

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                               (Include Zip Code)

 Daytime Telephone Number: (     ) _________________________________________
                        (Area Code)

 Dated: ____________________________________________________________________

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates for Shares and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery.

  Tendering Stockholders should use this Blue Letter of Transmittal (and, if Necessary, the Gray Notice of Guaranteed Delivery Provided with the Offer to Purchase). Stockholders will be able to tender (or withdraw) their shares pursuant to the Offer until 12:00 midnight, New York City time, October 12, 1999 (or such later date to which the Offer may be extended).

  The method of delivery of Stock Certificates and all other required documents, including delivery through the Book-entry Transfer Facility, is at the option and risk of the Tendering Stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificates for the Shares that were evidenced by your old certificates, but which were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority to so act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the purchase of Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A stockholder who tenders by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account designated above.

  8. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, subject to the terms of the Agreement and Plan of Merger, dated as of September 7, 1999, among Applied Digital Access, Inc., Dynatech Acquisition Corporation and Dynatech Corporation.

  9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and certain other information, on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

  The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH STOCK CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (See Instruction 9)

     PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY


                           Part 1--PLEASE PROVIDE         --------------------
                           YOUR TIN IN THE BOX AT           Social Security
                           RIGHT AND CERTIFY BY                 Number
                           SIGNING AND DATING BELOW.
                                                                  or
 SUBSTITUTE
 Form W-9                                                 --------------------
                                                Employer Identification Number


 Department of
 the Treasury              Part 2--Certification--Under penalties of perjury,
 Internal                  I certify that:
 Revenue Service
                          -----------------------------------------------------

                           (1) The number shown on this form is my correct
                               taxpayer identification number (or I am
                               waiting for a number to be issued to me) and

 Payor's Request for      -----------------------------------------------------
 Taxpayer Identification   (2) I am not subject to backup withholding
 Number ("TIN")                because (a) I am exempt from backup
                               withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that
                               I am subject to backup withholding as a
                               result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           Certification Instructions--You must cross out
                           item (2) above if you have been notified by the
                           IRS that you are currently subject to backup
                           withholding because of under-reporting interest
                           or dividends on your tax return. However, if
                           after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
-------------------------------------------------------------------------------

 SIGNATURE _______________________  DATE ________________  Part 3--Awaiting
                                                           TIN [_]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9


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


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

 -----------------------------------      -----------------------------------
              Signature                                  Date



                    The Information Agent for the Offer is:

                                 MacKenzie
                                 Parnters, Inc.

                                156 Fifth Avenue
                            New York, New York 10010
                         Call Toll Free (800) 322-2885

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